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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 15, 2006

         Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-A
         ---------------------------------------------------------------
                         (exact name of issuing entity)
           Commission File Number of the issuing entity: 333-47158-07

                                IndyMac ABS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-47158

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

        Delaware                                                  95-4685267
----------------------------                                 -------------------
(State or Other Jurisdiction                                 (I.R.S. Employer
     of Incorporation)                                       Identification No.)

               155 North Lake Avenue
                 Pasadena, California                               91101
               ----------------------                            ----------
               (Address of Principal                             (Zip Code)
                Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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[_]   Pre-commencement communications pursuant to Rule 14e-4(c) under the
      Exchange Act (17 CFR 240.14e-4(c))

Section 8 Other Events

Item 8.01 Other Events.

On June 8, 2004, IndyMac ABS, Inc. (the "Company") entered into a pooling and servicing agreement dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-A, Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2004-A (the "Certificates"). The Pooling and Servicing Agreement was filed as Exhibit 99.1 on the Form 8-K on June 24, 2004 under accession number 0000905148-04-002920.

On November 13, 2006, the Company, IndyMac and the Trustee entered into an Amended and Restated Pooling and Servicing Agreement (the "Amendment") dated as of June 1, 2004. The Amendment is annexed hereto as Exhibit 99.1.


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Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Shell Company Transactions.

      (d) Exhibits.

Exhibit No.    Description

   99.1        The Amendment by and among the Company, IndyMac and the Trustee.


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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC ABS, INC.



                                                By: /s/ Victor H. Woodworth
                                                    ---------------------------
                                                    Victor H. Woodworth
                                                    Vice President



Dated: November 15, 2006


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                                  Exhibit Index

Exhibit


      99.1 The Amendment, dated as of November 15, 2006, by and among the Company, IndyMac and the Trustee.